Semiannual Report, February 28, 1999
                                              THE RUSHMORE FUND, INC.
                       4922 Fairmont Avenue, Bethesda, Maryland 20814
                             (800) 343-3355            (301) 657-1500

                                                       April 14, 1999
Dear Shareholder:

Increased volatility has characterized the performance of the U.S. Government bond market since we wrote to you in our last annual report. The yield of the benchmark thirty-year Treasury fell to as low as 4.69% in October due to the absence of inflation as well as financial turmoil in several international markets sending investors to the safety of debt backed by the U.S. Government. After hitting their lows, yields on longer maturity Treasuries began to move back up before finally selling off substantially in February of this year, ending the month with the thirty-year benchmark yielding 5.55%. The sell-off in Treasuries was due largely to a stronger than anticipated economy, buoyed by consumer and business capital spending.

As is usually the case, concern for inflation has been the root of the volatility in the bond market. Yields decreased last year through October as inflation was minimal and the financial problems being experienced in several foreign economies such as Asia, Russia, and South America were predicted to further keep a lid on inflation in our country. The Federal Reserve chose to make two adjustments to the Federal Funds rate, a 25 basis point reduction at both their October and November Federal Open Market Committee meetings, in part to address the credit concerns arising from the global financial crises. As yields began to bounce off of their lows and drift back towards the 5% level, the U.S. economy remained relatively strong and during the first two months of 1999 the yields were further pressured upward following several inflationary economic reports (e.g., low unemployment, higher P.P.I. figures, strong consumer demand). Once again the fear of inflation entered into the market psychology and yields on Treasury securities increased significantly from their lows in October 1998.

                Rushmore U.S. Government Bond Portfolio

The U.S. Government Bond Portfolio invests primarily in the ten- and thirty-year Treasury issues, and had an average maturity of 19 years as of February 28, 1999. Our objective is to provide high current income as well as maintain safety of principal. For the six-month period ending February 28, 1999, the total return of the portfolio was (1.35)%.

                                Outlook

Though the economy has remained strong, we think that the damage in the bond market has been done and that yields will begin to trend back down and prices back up as the year moves ahead. Just as the dramatic drop in yields that occurred in October of last year was probably a little overzealous, we believe the recent drop in bond prices may be a bit overdone as well. As it stands now, we appear to be back to waiting for each economic report to see what it tells us about the state of our economy. The Federal Reserve has maintained a neutral directive on interest rates, reflecting both sides of the inflation equation. The sustained consumer demand and a continued strong equity market among other factors have renewed the threat of inflation, while financial problems abroad are still a threat to put a drag on our economy in the coming months. These conflicting circumstances should keep the Fed from making a move in either direction, and we don't foresee any Fed intervention in the next several months.

Overall, we are still positive on the bond market, and look at the recent backup in bond prices as an overreaction to both a market that may have been a little ahead of itself as well as renewed inflation fears.

We look forward to serving you as we move further into 1999, and as always we thank you for your continued support.


Sincerely,

/s/ Daniel L. O'Connor                       /s/ Richard J. Garvey

Daniel L. O'Connor                           Richard J. Garvey
Chairman of the Board                        President

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
                                                            THE RUSHMORE FUND, INC.
                                                     U.S. Government Bond Portfolio
STATEMENT OF NET ASSETS
February 28, 1999
(unaudited)

                                                                                 Face              Value
                                                                                Amount           (Note 1)
U.S. TREASURY OBLIGATIONS:  97.8%
  U.S. Treasury Notes, 5.625%, 5/15/08                                    $    3,800,000     $   3,873,625
  U.S. Treasury Notes, 4.750%, 11/15/08                                        3,500,000         3,360,000
  U.S. Treasury Bonds, 7.625%, 2/15/25                                         3,550,000         4,414,205
  U.S. Treasury Bonds, 6.875%, 8/15/25                                         4,000,000         4,577,500
  U.S. Treasury Bonds, 6.125%, 11/15/27                                        1,000,000         1,049,688
                                                                                             --------------
  Total U.S. Treasury Obligations (Cost $16,838,334)                                            17,275,018
                                                                                             --------------
REPURCHASE AGREEMENT:  1.6%
  With Paine Webber dated 2/26/99 at 4.65% to be repurchased at $281,964 on 3/1/99, collateralized by $277,368 in U.S.
  Treasury Notes, due 12/31/99 (Cost $281,927)                                                     281,927
                                                                                             --------------
Total Investments:  99.4% (Cost $17,120,261)                                                    17,556,945

Other Assets less Liabilities: 0.6%                                                                101,341
                                                                                             --------------
Net Assets:  100.0%                                                                          $  17,658,286
                                                                                             ==============
Net Asset Value Per Share (Based on 1,623,311 Shares Outstanding)                                   $10.88
                                                                                             ==============
Net Assets Consist of:
  Paid-in-Capital                                                                            $  17,126,773
  Accumulated Net Realized Gain on Investments                                                      94,829
  Net Unrealized Appreciation of Investments                                                       436,684
                                                                                             --------------
  Net Assets                                                                                 $  17,658,286
                                                                                             ==============
Income Tax Information:
At February 28, 1999, the cost of the investment securities for Federal income tax purposes was $17,120,261.  Net unrealized appreciation was
$436,684 of which $700,392 related to appreciated investment securities and $263,708 related to depreciated investment securities.

At August 31, 1998, the Fund had a capital loss carry forward of $587,312 of which $93,489, $233,727 and $260,096 expire on August 31, 2001, 2002 and 2005, respectively.


                         See Notes to Financial Statements.

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
                          THE RUSHMORE FUND, INC.
                      U.S. Government Bond Portfolio



STATEMENT OF OPERATIONS
For the Six Months Ended February 28, 1999
(unaudited)

Interest Income (Note 1) ..............................  $    530,622
                                                         -------------
Expenses
    Investment Advisory Fee (Note 2) ..................        51,332
    Administrative Fee (Note 2) .......................        30,807
                                                         -------------
        Total Expenses ................................        82,139
                                                         -------------
Net Investment Income .................................       448,483
                                                         -------------
Net Realized Gain on Investment Transactions ..........       682,141

Change in Net Unrealized Appreciation of Investments ..    (1,206,161)
                                                         -------------
Net Loss on Investments ...............................      (524,020)
                                                         -------------
Net Decrease in Net Assets Resulting from Operations ..  $    (75,537)
                                                         =============




                   See Notes to Financial Statements.


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
                            THE RUSHMORE FUND, INC.
                         U.S. Government Bond Portfolio

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    For the Six
                                                                                   Months Ended        For the Year
                                                                                 February 28, 1999        Ended
                                                                                    (unaudited)      August 31, 1998
Increase (Decrease) in Net Assets
Operations
  Net Investment Income........................................................    $    448,483        $    882,665
  Net Realized Gain on Investment Transactions.................................         682,141             160,475
  Change in Net Unrealized Appreciation/Depreciation of Investments ...........      (1,206,161)          2,107,472
                                                                                   -------------       -------------
    Net Increase (Decrease) in Net Assets Resulting from Operations............         (75,537)          3,150,612
                                                                                   -------------       -------------
Distributions to Shareholders
  From Net Investment Income...................................................        (448,483)           (882,665)
                                                                                   -------------       -------------
Share Transactions
  Net Proceeds from Sales of Shares............................................      33,362,987          33,728,661
  Reinvestment of Distributions................................................         404,197             748,179
  Cost of Shares Redeemed......................................................     (42,845,066)        (24,696,560)
                                                                                   -------------       -------------
    Net Increase (Decrease) in Net Assets Resulting from Share Transactions....      (9,077,882)          9,780,280
                                                                                   -------------       -------------
    Total Increase (Decrease) in Net Assets....................................      (9,601,902)         12,048,227

Net Assets -- Beginning of Period..............................................      27,260,188          15,211,961
                                                                                   -------------       -------------
Net Assets -- End of Period....................................................    $ 17,658,286        $ 27,260,188
                                                                                   =============       =============

Shares
  Sold.........................................................................       2,900,460           3,128,125
  Issued in Reinvestment of Distributions......................................          35,270              69,888
  Redeemed.....................................................................      (3,731,012)         (2,313,568)
                                                                                   -------------       -------------
    Net Increase (Decrease) in Shares..........................................        (795,282)            884,445
                                                                                   =============       =============


                            See Notes to Financial Statements.

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
                               THE RUSHMORE FUND, INC.
                          U.S. Government Bond Portfolio

FINANCIAL HIGHLIGHTS


                                                           For the Six
                                                          Months Ended
                                                          February 28,
                                                             1999                   For the Years Ended August 31,
                                                         (unaudited)       1998         1997        1996       1995      1994
Per Share Operating Performance
  Net Asset Value -- Beginning of Period ..............    $ 11.27       $  9.92      $  9.39    $  9.89     $  9.08   $ 11.55
                                                           --------      ---------    ---------  --------    --------  --------
  Income from Investment Operations
     Net Investment Income ............................       0.25          0.53         0.55       0.56        0.61      0.60
     Net Realized and Unrealized Gain (Loss)
       on Investments .................................      (0.39)         1.35         0.55      (0.50)       0.81     (1.88)
                                                           --------      ---------    ---------  --------    --------  --------
       Total from Investment Operations ...............      (0.14)         1.88         1.10       0.06        1.42     (1.28)
                                                           --------      ---------    ---------  --------    --------  --------
  Distributions to Shareholders
     From Net Investment Income .......................      (0.25)        (0.53)       (0.55)     (0.56)      (0.61)    (0.60)
     From Net Realized Gain ...........................       0.00          0.00        (0.02)      0.00        0.00     (0.59)
                                                           --------      ---------    ---------  --------    --------  --------
       Total Distributions.............................      (0.25)        (0.53)       (0.57)     (0.56)      (0.61)    (1.19)
                                                           --------      ---------    ---------  --------    --------  --------
  Net Increase (Decrease) in Net Asset Value ..........      (0.39)         1.35         0.53      (0.50)       0.81     (2.47)
                                                           --------      ---------    ---------  --------    --------  --------
  Net Asset Value -- End of Period ....................    $ 10.88       $ 11.27      $  9.92    $  9.39     $  9.89   $  9.08
                                                           ========      =========    =========  ========    ========  ========
Total Investment Return ...............................      (1.35%)(A)    19.35%       11.94%      0.41%      16.35%   (10.29%)

Ratios to Average Net Assets
  Expenses ............................................       0.80% (B)     0.80%        0.80%      0.80%       0.80%     0.80%
  Net Investment Income ...............................       4.33% (B)     4.98%        5.60%      5.59%       6.75%     5.97%

Supplementary Data
  Portfolio Turnover Rate .............................         39%           49%          19%        95%         63%      188%
  Net Assets at End of Period (in thousands) ..........    $17,658       $27,260      $15,212    $21,424     $16,391   $29,276
  Number of Shares Outstanding at End of
    Period (in thousands) .............................      1,623         2,419        1,534      2,281       1,658     3,225


 A  Total Investment Return for periods of less than one year are not annualized.
 B  Annualized


                            See Notes to Financial Statements.


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


                                               THE RUSHMORE FUND, INC.
                                        U.S. Government Bond Portfolio

NOTES TO FINANCIAL STATEMENTS
February 28, 1999
(unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

The Rushmore Fund, Inc. (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment company. The Fund currently consists of one portfolio, the U.S. Government Bond Portfolio. On February 28, 1999, there were 1,000,000,000 shares of $0.001 par value capital stock authorized. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies which the Fund consistently follows:

  (a) Securities of the U.S. Government Bond Portfolio are valued on the basis of the average of quoted bid and ask prices when market quotations are available. If market quotations are not readily available, the Board of Directors will value the portfolio's securities in good faith.

  (b) Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is accrued on a daily basis. Realized gain and loss from security transactions are computed on an identified cost basis.

   (c) Net investment income is computed and dividends are declared daily in the U.S. Government Bond Portfolio. Income dividends in this portfolio are paid monthly. Dividends are reinvested in additional shares unless shareholders request payment in cash. Capital gains, if any, are distributed annually.

  (d) The Fund complies with the provisions of the Internal Revenue Code applicable to regulated investment companies and distributes all net investment income to its shareholders. Therefore, no Federal income tax provision is required.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment advisory and management services are provided by Money Management Associates (the "Adviser"). Under an agreement with the Adviser, the Fund pays a fee for such services at an annual rate of 0.50% of the average daily net assets. Certain Officers and Directors of the Fund are affiliated with the Adviser.

Rushmore Trust and Savings, FSB ("Rushmore Trust"), a majority-owned subsidiary of the Adviser, provides transfer agency, dividend-disbursing and shareholder services to the Fund. In addition, Rushmore Trust serves as custodian of the Funds assets and pays the operating expenses of the Fund. For these services, Rushmore Trust receives an annual fee of 0.30% of the average daily net assets of the Fund.

3. SECURITIES TRANSACTIONS

For the six months ended February 28, 1999, purchases of securities, excluding short-term securities, were $7,792,500 and sales (including maturities) of securities were $15,027,000.



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